SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

28.SUBSEQUENT EVENTS

Dividends Declared

On February 23, 2022, Agnico Eagle announced that the Board approved the payment of a quarterly cash dividend of $0.40 per common share (a total value of approximately $181.7 million), payable on March 15, 2022 to holders of record of the common shares of the Company on March 7, 2022.

Acquisition of Kirkland

On February 8, 2022, the Company completed the acquisition of all the issued and outstanding shares of Kirkland in exchange for the issuance of Agnico Eagle common shares to former Kirkland shareholders. Each Kirkland shareholder received 0.7935 of a common share of Agnico as consideration for each Kirkland share, which resulted in the issuance of 209,274,263 Agnico common shares.

The Company has determined that this transaction represents a business combination with Agnico identified as the acquirer.  Kirkland owns and operates the Detour Lake and Macassa mines in Canada and the Fosterville mine in Australia, and also owns exploration properties in Canada and Australia.  Agnico will consolidate the operating results, cash flows and net assets of Kirkland from February 8, 2022.  The Company will report the financial statement impact of the acquisition, including the allocation of the purchase price based on the fair values of identifiable assets acquired and liabilities assumed as at the acquisition date, in its interim financial statements for the first quarter ending March 31, 2022.

Suspension of mining operations at Hope Bay

The Company announced in February 2022 that production activities at the Hope Bay mine will be suspended for the remainder of 2022 and 2023 and the Company’s focus during this time will be accelerating exploration at the Hope Bay property and the evaluation of future production scenarios for Hope Bay. Care and maintenance activities will continue during the period of suspension.